Business Combinations, Divestitures and Discontinued Operations and Selected Financial Information by Operating Segment and Line of Business - Summary of Condensed Combined Information of the Statement of Income of Discontinued Operations (Detail) - USD ($)
$ in Millions
	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Disclosure of Discontinued Operations [line items]
Revenues	$ 16,132	$ 16,063	$ 16,404
Earnings before income tax	789	991	1,326
Net result of discontinued operations	566	36	78
Discontinued Operations [member]
Disclosure of Discontinued Operations [line items]
Revenues	131	875	984
Cost of sales, operating expenses and other expenses, net	(110)	(774)	(875)
Financial expenses, net and others	(6)	0	15
Earnings before income tax	15	101	124
Income tax	(4)	(108)	(46)
Result of discontinued operations	11	(7)	78
Net disposal result	555	43	0
Net result of discontinued operations	$ 566	$ 36	$ 78